Exhibit 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Corporation, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mike S. Zafirovski

Mike S. Zafirovski
President and Chief Executive Officer
Dated: [       ●        ], 2006

/s/ Peter W. Currie

Peter W. Currie
Executive Vice-President and Chief Financial Officer
Dated: [       ●        ], 2006